                                                                    Exhibit 99.1

                    (COMMUNITY SHORES BANK CORPORATION LOGO)

FOR FURTHER INFORMATION:

AT COMMUNITY SHORES BANK CORPORATION:
   Jose A. Infante                  Tracey Welsh
   Chairman, President and CEO      Senior Vice President and CFO
   1-231-780-1800                   1-231-780-1847
   jinfante@communityshores.com     twelsh@communityshores.com

MEDIA CONTACT:
   Linda Margolin
   Margolin & Associates, Inc.
   1-216-932-1755
   lmm@margolinIR.com

              COMMUNITY SHORES REPORTS FIRST QUARTER 2006 EARNINGS

MUSKEGON, Mich. -- April 21, 2006 -- Community Shores Bank Corporation (Nasdaq:
CSHB), Muskegon's only locally-headquartered independent community banking organization, today reported first quarter 2006 net income of $363.8 thousand, virtually unchanged from $362.1 thousand earned in the first quarter of 2005. Diluted earnings per share for both quarters was $0.25.

Jose A. Infante, Chairman, President and CEO, commented, "Rising interest rates and flattening yield curves have been an ongoing challenge for the past several quarters, but we have managed to sustain revenue at stable levels through a combination of asset/ liability management and good loan demand, and we continue to be encouraged by our strong loan pipeline."

Total revenue, consisting of net interest income and non-interest income, was $2.4 million for first quarter 2006, an increase of 7.0% above the $2.2 million revenue reported for the prior year's first quarter. Net interest income increased 6.7% to $2.1 million; the 11.5% increase in average earning assets was partially offset by a 14 basis point decline in the net interest margin to 3.85%. Mr. Infante noted, "We anticipated modest margin compression this quarter from repricing deposits. This is a tremendously competitive market, and we are pleased to be holding our margin at its present level."

Non-interest income for the current quarter was $320.4 thousand compared with $294.6 thousand for the first quarter of 2005, an increase of 8.8%. Service charges increased by $30.3 thousand, or 14.6% from a year-ago, partially offset by an $11.1 thousand decline in mortgage banking activities. "Over the last twelve months, the number of demand deposit accounts at Community Shores grew 8%, while savings accounts increased 10% for the same period. Many of these new customers are using our fee-based products such as overdraft privilege and debit cards, contributing to fee income growth," added Infante.

Non-interest expense totaled $1.8 million for the first quarter of 2006, up 14.3% from the first quarter of 2005. Salaries and employee benefits accounted for the majority of the $224.0 thousand increase, up $144.3 thousand or 17.0%, mainly as a result of an increase of seven FTE employees year over year. The efficiency ratio for the quarter was 74.82% in 2006 compared with 70.03% in 2005.

Assets at March 31, 2006 totaled $225.1 million compared with $204.9 million twelve months ago, up $20.2 million or 9.9%. Loans held for investment grew $12.3 million or 6.9%, reaching $191.9 million at March 31, 2006. Deposits increased $22.6 million, or 13.1%, to $194.6 million for the same 12-month period; retail deposits replaced brokered deposits, which declined from 31% of total deposits to 26% this quarter.

Mr. Infante commented, "We continue to manage the loan relationship we identified and allocated for last quarter, and unfortunately, it has had a negative impact on our non-performing and charge-off ratios." Nonperforming assets were 0.82% of period-end assets at March 31, 2006, compared with 0.59% of assets at December 31, 2005 and 0.36% for the year-ago quarter. Net charge-offs were $384 thousand this quarter, or 0.81% annualized, reflecting the partial charge-off of the previously-identified loan. The allowance for loan and lease losses was 1.20% of total loans at March 31, 2006.

Shareholders' equity totaled $14.8 million at March 31, 2006, up $1.2 million from twelve months ago. Tier I capital was 6.62% for the first quarter of 2006 compared with 6.83% for the prior year's first quarter. Shares outstanding at period-end were 1,436,800.

ABOUT THE COMPANY

Community Shores Bank Corporation is the only independent community banking organization headquartered in Muskegon. The Company serves businesses and consumers in the western Michigan counties of Muskegon and Ottawa from three branch offices. Community Shores Bank opened for business in January 1999, and has grown to $225 million in assets. The Company's stock is listed on the NASDAQ Capital Market under the symbol 'CSHB.' For further information, please visit the Company's web site at: www.communityshores.com.

FORWARD LOOKING STATEMENTS

This news release contains comments or information that constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) that are based on current expectations that involve a number of risks and uncertainties. Actual results may differ materially from the results expressed in forward-looking statements. Factors that might cause such a difference include changes in interest rates and interest rate relationships; demand for products and services; the degree of competition by traditional and non-traditional competitors; changes in banking regulation; changes in tax laws; changes in prices, levies, and assessments; the impact of technological advances; governmental and regulatory policy changes; the outcomes of contingencies; trends in customer behavior as well as their ability to repay loans; changes in the national and local economy; and other factors, including risk factors, referred to from time to time in filings made by Community Shores with the Securities and Exchange Commission. Community Shores undertakes no obligation to update or clarify forward-looking statements, whether as a result of new information, future events or otherwise.

                          COMMUNITY SHORES CORPORATION
                        CONSOLIDATED FINANCIAL HIGHLIGHTS

                                                                               Quarterly
                                                    --------------------------------------------------------------
                                                       2006         2005         2005         2005         2005
(dollars in thousands except per share data)          1st Qtr      4th Qtr      3rd Qtr      2nd Qtr      1st Qtr
                                                    ----------   ----------   ----------   ----------   ----------
EARNINGS
   Net interest income                                   2,075        2,114        2,100        2,002        1,945
   Provision for loan and lease losses                      78          508           98          130          117
   Noninterest income                                      320          339          319          311          294
   Noninterest expense                                   1,792        1,793        1,755        1,668        1,568
   Pre tax income                                          525          153          565          514          554
   Net Income                                              364          119          389          343          362
   Basic earnings per share                         $     0.25   $     0.08   $     0.27   $     0.24   $     0.25
   Diluted earnings per share                       $     0.25   $     0.08   $     0.26   $     0.23   $     0.25
   Average shares outstanding                        1,436,800    1,436,800    1,435,757    1,432,800    1,431,307
   Average diluted shares outstanding                1,474,279    1,482,431    1,480,317    1,462,813    1,460,589

PERFORMANCE RATIOS
   Return on average assets                               0.64%        0.22%        0.71%        0.65%        0.72%
   Return on average common equity                        9.89%        3.28%       10.89%        9.90%       10.71%
   Net interest margin                                    3.85%        4.05%        4.00%        3.99%        3.99%
   Efficiency ratio                                      74.82%       73.09%       72.57%       72.15%       70.03%
   Full-time equivalent employees                           63           61           60           59           56

CAPITAL
   Average equity to average assets                       6.46%        6.60%        6.49%        6.61%        6.69%
   Tier 1capital to average assets                        6.62%        6.69%        6.63%        6.76%        6.83%
   Book value per share                             $    10.29   $    10.09   $    10.05   $     9.81   $     9.52

ASSET QUALITY
   Gross loan charge-offs                                  405           95           62           80           81
   Net loan charge-offs                                    384           89           59           74           58
   Net loan charge-offs to avg loans (annualized)         0.81%        0.19%        0.13%        0.16%        0.05%
   Allowance for loan and lease losses                   2,307        2,613        2,194        2,155        2,098
   Allowance for losses to total loans                    1.20%        1.36%        1.17%        1.15%        1.17%
   Past due and nonaccrual loans (90 days)               1,579        1,128          834        1,034          643
   Past due and nonaccrual loans to total loans           0.82%        0.59%        0.45%        0.55%        0.36%
   Other real estate and repossessed assets                  4           22            6            6            0

END OF PERIOD BALANCES
   Loans                                               191,916      192,645      187,263      186,857      179,604
   Total earning assets                                215,305      212,262      209,479      212,419      198,114
   Total assets                                        225,079      222,166      218,864      222,751      204,879
   Deposits                                            194,572      190,451      186,081      191,551      171,974
   Shareholders' equity                                 14,791       14,500       14,439       14,057       13,640

AVERAGE BALANCES
   Loans                                               189,698      191,170      187,909      182,910      176,578
   Total earning assets                                218,397      211,025      212,448      202,186      195,800
   Total assets                                        227,725      220,061      220,101      209,545      202,140
   Deposits                                            197,173      184,005      168,884      155,733      164,381
   Shareholders' equity                                 14,716       14,530       14,290       13,855       13,526

                        Community Shores Bank Corporation
                   Condensed Consolidated Statements of Income
                                   (Unaudited)

                                                      Three Months   Three Months
                                                         Ended           Ended
                                                        3/31/06         3/31/05
                                                      ------------   ------------
Interest and dividend income
Loans, including fees                                  $3,528,551     $2,822,341
Securities (including FHLB dividends)                     180,316        157,784
Federal funds sold and other interest income              100,982         15,029
                                                       ----------     ----------
   Total interest income                                3,809,849      2,995,154

Interest expense
Deposits                                                1,538,972        856,329
Repurchase agreements and federal funds purchased
   and other debt                                          34,766         56,549
Federal Home Loan Bank advances and notes payable         161,323        137,751
                                                       ----------     ----------
   Total interest expense                               1,735,061      1,050,629

Net interest Income                                     2,074,788      1,944,525
Provision for loan losses                                  78,153        117,422
                                                       ----------     ----------
Net interest income after provision for loan losses     1,996,635      1,827,103
Noninterest income
Service charges on deposit accounts                       238,113        207,836
Mortgage loan referral fees                                     0          2,120
Gain on sale of loans                                       4,735         13,711
Other                                                      77,599         70,972
                                                       ----------     ----------
   Total noninterest income                               320,447        294,639

Noninterest expense
Salaries and employee benefits                            991,046        846,790
Occupancy                                                  87,298         76,276
Furniture and equipment                                    96,641         83,667
Advertising                                                42,857         46,107
Data Processing                                            93,764         87,560
Professional services                                     127,272        131,982
Other                                                     353,170        295,846
                                                       ----------     ----------
   Total noninterest expense                            1,792,048      1,568,228

Income before income taxes                                525,034        553,514
Federal income tax expense                                161,218        191,375
                                                       ----------     ----------
Net Income                                             $  363,816     $  362,139
                                                       ==========     ==========
Weighted average shares outstanding                     1,436,800      1,431,307
                                                       ==========     ==========
Diluted average shares outstanding                      1,474,279      1,460,589
                                                       ==========     ==========
Basic income per share                                 $     0.25     $     0.25
                                                       ==========     ==========
Diluted income per share                               $     0.25     $     0.25
                                                       ==========     ==========

                COMMUNITY SHORES BANK CORPORATION
          Condensed Consolidated Statements of Condition

                                                                   MARCH 31,    DECEMBER 31,     MARCH 31,
                                                                     2006           2005           2005
                                                                  (UNAUDITED)     (AUDITED)     (UNAUDITED)
                                                                 ------------   ------------   ------------
ASSETS
Cash and due from financial institutions                         $  3,555,515   $  4,361,277   $  3,898,736
Interest-bearing deposits in other financial institutions              76,405         90,182        217,469
Federal funds sold                                                  3,900,000        200,000        600,000
                                                                 ------------   ------------   ------------
   Total cash and cash equivalents                                  7,531,920      4,651,459      4,716,205

Securities
   Available for sale                                              13,535,303     13,983,933     15,830,624
   Held to maturity                                                 5,452,700      4,918,499      1,175,029
                                                                 ------------   ------------   ------------
      Total securities                                             18,988,003     18,902,432     17,005,653

Loans                                                             191,915,548    192,644,742    179,604,481
Less: Allowance for loan losses                                     2,307,087      2,612,581      2,098,164
                                                                 ------------   ------------   ------------
   Net loans                                                      189,608,461    190,032,161    177,506,317

Federal Home Loan Bank stock                                          425,000        425,000        425,000
Premises and equipment,net                                          6,292,954      5,922,886      3,421,722
Accrued interest receivable                                           939,294        994,219        758,998
Other assets                                                        1,293,587      1,238,194      1,045,343
                                                                 ------------   ------------   ------------
   Total assets                                                  $225,079,219   $222,166,351   $204,879,238
                                                                 ============   ============   ============
LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits
   Non interest-bearing                                          $ 17,343,816   $ 16,564,735   $ 13,623,243
   Interest-bearing                                               177,228,398    173,886,366    158,350,237
                                                                 ------------   ------------   ------------
      Total deposits                                              194,572,214    190,451,101    171,973,480

Federal funds purchased and repurchase agreements                   4,229,519      6,065,010      7,904,493
Federal Home Loan Bank advances                                     6,000,000      6,000,000      6,000,000
Subordinated debentures                                             4,500,000      4,500,000      4,500,000
Notes payable                                                         200,000              0              0
Accrued expenses and other liabilities                                785,733        650,329        861,020
                                                                 ------------   ------------   ------------
   Total liabilities                                              210,287,466    207,666,440    191,238,993

Shareholders' Equity
   Preferred Stock, no par value: 1,000,000 shares
      authorized and none issued                                            0              0              0
   Common Stock, no par value: 9,000,000 shares authorized,
      1,436,800 issued at March 31, 2006 and December 31, 2005
      and 1,432,800 at March 31, 2005                              12,999,334     12,998,670     12,950,998
   Retained earnings                                                2,076,278      1,712,462        861,920
   Accumulated other comprehensive deficit                           (283,859)      (211,221)      (172,673)
                                                                 ------------   ------------   ------------
   Total shareholders' equity                                      14,791,753     14,499,911     13,640,245
                                                                 ------------   ------------   ------------
   Total liabilities and shareholders' equity                    $225,079,219   $222,166,351   $204,879,238
                                                                 ============   ============   ============